UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 28, 2008
PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)
333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)
(408) 280-7900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     On October 28, 2008, the Registrant issued a press release regarding its financial results and certain other information related to the third fiscal quarter of 2008 ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
Item 7.01. Regulation FD Disclosure.
     On October 28, 2008, the Registrant issued a press release regarding the financial outlook for the fourth fiscal quarter ending December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.2. The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 28, 2008 regarding financial results and certain other information related to the third fiscal quarter of 2008 ended September 30, 2008.

99.2	Press Release dated October 28, 2008 regarding the financial outlook for the fourth fiscal quarter ending December 31, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)
By:	/s/ Keith A. Jones
Keith A. Jones
Vice President, Finance and Chief Financial Officer

Dated: October 28, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 28, 2008 regarding financial results and certain other information related to the third fiscal quarter of 2008 ended September 30, 2008.

99.2	Press Release dated October 28, 2008 regarding the financial outlook for the fourth fiscal quarter ending December 31, 2008.